CREDIT FACILITY AGREEMENT

THIS AGREEMENT dated as of the 21st day of October, 2005.

BETWEEN:

ANDROGAS PROPERTY S.A, an Austrian company, with a registered office at Castellezgasse 17, A-1020 Wien, Vienna, Austria

(the “Lender”)

AND:

TRYX VENTURES CORP., a British Columbia company, with a registered office at 314-837 West Hastings Street, Vancouver, British Columbia

(the “Borrower”)

WHEREAS:

A. Pursuant to Section 7.3(c) of a Share Exchange Agreement dated July 29, 2005 (the “Exchange Agreement”), among the Borrower, Ignition Technologies, Inc., Adam Jason Morand and the shareholders as set out in the Exchange Agreement, the closing of the Exchange Agreement is subject to the Borrower entering into and closing a convertible debenture in the amount of $2,765,000; and

B. The Lender has agreed to lend and the Borrower has agreed to Borrow $2,765,000 based upon the terms and conditions set forth herein.

NOW THEREFORE in consideration of the premises and the respective covenants, agreements, representations, warranties and indemnities of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) the parties hereto covenant and agree as follows:

1. INTERPRETATION

1.1 Definitions. For the purposes of this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

(a)

“Business Day” means any day other than a Saturday, Sunday, public holiday under the laws of the Province of British Columbia or other day on which banking institutions are authorized or obligated to close in the Province of British Columbia;

(b)	“Closing Date” means the closing date of the Exchange Agreement;

(c)	“Common Stock” means shares of common stock in the capital of the Borrower;

(d)	“Event of Default” has the meaning set out in Section 8;

(e)	“Exchange Act” means the Securities Exchange Act of 1934, as amended;

(f)	“General Security Agreement” means the General Security Agreement executed by the parties hereto on the same date hereof;

(g)	“OTCBB” means the NASD Over-The-Counter Bulletin Board;

(h)

“Outstanding Amount” means, in respect of the Credit Facility, on any day, an amount calculated and expressed in U.S. dollars equal to the aggregate principal amount of all Advances made by the Lender under the Credit Facility less any amounts converted in accordance with Section 5 hereof;

(i)	“SEC” means the United States Securities and Exchange Commission; and

(j)	“Securities Act” means the Securities Act of 1933, as amended.

2. THE CREDIT FACILITY

2.1 Credit Facility. The Lender shall make available to the Borrower in accordance with and subject to the terms and conditions of this Agreement, until October 21, 2010 (the “Maturity Date”), a credit facility in the principal amount of up to $2,765,000 (the “Credit Facility”), made available to the Borrower by way of Advances in accordance with Section 2.2 hereof.

2.2 Advances. On the terms and conditions set forth herein, the Lender, from time to time, on any Business Day from the Closing Date until 5:00 p.m. (Vancouver time) on the first anniversary of the Closing Date, agrees to make advances to the Borrower (the “Advances”). Each Advance shall be in an aggregate amount of not less than $50,000 and in multiples of $10,000 up to $500,000 in any 30 day period.

2.3 Notice of Advance. Each Advance shall be made by the Lender within three Business Days after receipt of a notice from the Borrower in the form set out in Schedule A attached hereto, with appropriate insertions (the “Advance Notice”), which shall specify certain information including: (i) the date of the Advance Notice; (ii) the aggregate amount of such Advance; and (iii) the Outstanding Amount having given effect to such Advance.

2.4 Lender to Make Advance. Upon receipt of the Advance Notice, the Lender shall pay such Advance by wire transfer to an account in the name of the Borrower as provided by the Borrower. In addition, upon receipt of the Advance Notice and provided that the Lender agrees with the information set out thereon, the Lender shall promptly sign the Advance Notice, thereby acknowledging receipt of same, and fax back to the Borrower in accordance with the notice provisions set out herein.

2.5 Use of Proceeds. The Borrower shall use all Advances to fund working capital and general corporate activities.

3. REPAYMENT

3.1 Payments. Less any amounts converted by the Lender under Section 5, the Borrower shall pay the Outstanding Amount to the Lender on the Maturity Date, without set-off, counterclaim or deduction, unless, in the case of set-off, such set-off is specifically acknowledged in writing by the Lender.

3.2 Repayment of the Loan. The Borrower may not repay the Outstanding Amount until the Maturity Date except as required by the Lender as a result of an Event of Default. The repayment of the Outstanding Amount will not extinguish the requirement to pay the Royalty.

4. ROYALTY PAYMENTS

4.1 Royalty Fee. In lieu of interest, the Borrower shall pay a royalty fee (the “Royalty”) calculated as a percentage of the Borrower’s audited gross revenues on a consolidated basis (the “Revenues”) in accordance with the following amounts:

(a)	5% Royalty on Revenues from $1 to $10,000,000;

(b)	4% Royalty on Revenues from $10,000,001 to $30,000,000;

(c)	3% Royalty on Revenues from $30,000,001 to $65,000,000; and

(d)	2% Royalty on Revenues from $65,000,0001 to $120,000,000.

(collectively, the “Royalty Payments”).

4.2 Payment of Royalty. The Borrower shall pay the Royalty to the Lender on or before 100 days following each fiscal year end of the Borrower based upon the Revenues as set out in the Borrower’s audited consolidated income statement included in the Borrower’s annual report on Form 10-KSB (the “Annual Report”) until the Royalty Payments are paid in full by the Borrower or the Borrower elects to repay the Royalty in accordance with Section 4.3 herein.

On the date of payment the Borrower will also provide to the Lender a report, reviewed by its auditors, describing the kind and amount of the Revenues upon which the Royalty is based. In the event that the Lender is not satisfied with the report on the Revenues, the Lender may conduct, at its own expense, a second audit of the Revenues for the applicable fiscal year end by an independent accounting firm (the “Second Audit”). The Borrower will co-operate fully with the Second Audit. In the event that the Second Audit states the Revenue to be greater than 10% as disclosed in the Annual Report, the Borrower shall pay the Royalty based upon the revenues set out in the Second Audit less the Royalty already paid, if any, based upon the Annual Report, and shall compensate the Lender for all costs associated with conducting the Second Audit.

4.3 Repayment of Royalty. The Royalty may be prepaid by the Borrower at any time following the Closing Date by paying 60% of the maximum future Revenues that are capable of being earned by the Lender assuming the Borrower exceeds Revenues of $120,000,000 in accordance with the Royalty Payments in Section 4.1 herein (the “Repayment”). Notwithstanding the foregoing, in the event that the Repayment constitutes a criminal rate of interest in any applicable jurisdiction, the Repayment will be reduced to 1% below the criminal rate of interest applicable to that jurisdiction.

5. RIGHT OF CONVERSION

5.1 Conversion. The Lender is entitled, at its option, to convert (each a “Conversion”), at any time and from time to time, until payment in full at the Maturity Date, all or any part of the Outstanding Amount into units (the “Units”) of the Borrower at $0.70 per Unit. Each Unit shall consist of one share (each a “Conversion Share”) of the Common Stock and one share purchase warrant (each a “Warrant”). Each Warrant will entitle the Lender to purchase one additional share (each a “Warrant Share”) of Common Stock at an exercise price of $1.00 for a period of three (3) years from the date such Warrant is issued. To effect a Conversion, the

Lender shall deliver written notice thereof, in the form set out in Schedule B attached hereto, with appropriate insertions (the “Conversion Notice”), to the Borrower at its address as set forth herein. The date upon which the Conversion shall be effective (the “Conversion Date”) shall be deemed to be the date set forth in the Conversion Notice. Upon receipt of the Conversion Notice, the Borrower shall promptly sign the Conversion Notice, thereby acknowledging receipt of same, and fax back to the Lender in accordance with the notice provisions set out herein, then cause its registrar and transfer agent to issue the certificates representing the Conversion Shares and the certificates representing the Warrant Shares if the Lender exercises the Warrants. If the Borrower does not agree with the information set out on the Conversion Notice, it will amend the Conversion Notice to reflect the numbers of Units for which there is no dispute and cause those Units to be issued. If the dispute cannot be settled within 30 days, the parties will refer the matter to binding arbitration pursuant to Section 10.

5.2 Fractional Shares. Notwithstanding any other provisions of this Agreement, no certificate for fractional shares of the Conversion Shares or the Warrant Shares will be issued to the Lender.

In lieu of any such fractional shares, if the Lender would otherwise be entitled to receive a fraction of a share of the Conversion Shares or Warrant Shares following a Conversion or exercise, as applicable, the Lender will be entitled to receive from the Borrower a stock certificate representing the nearest whole number of shares of the Borrower.

5.3 Issuance of Units. The Borrower will issue the applicable number of Units to the Lender, consisting of Conversion Shares and Warrants, such Warrants to be in the form set out in Schedule C attached hereto, within five (5) days of receipt of the Conversion Notice from the Lender.

5.4 Effect of Conversion on Outstanding Amount. Conversions hereunder shall have the effect of lowering the Outstanding Amount in an amount equal to the applicable Conversion. The Lender and the Borrower shall maintain records showing the Outstanding Amount converted and the date of such Conversions. In the event of any dispute or discrepancy, the records of the

Lender shall be controlling and determinative in the absence of manifest error.

5.5 Adjustment of Conversion Terms. The Conversion Shares to be issued upon Conversion shall be subject to adjustment from time to time upon the happening of certain events while the right of Conversion specified by the provisions of this Agreement remains outstanding, as follows:

(a)

If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets, the provisions of this Agreement shall thereafter evidence the right to purchase such number and type of securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the Conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance, the foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the provisions of this Agreement shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

(b)

If the Borrower at any time shall, by subdivision, combination or reclassification of securities, or otherwise, change any of the securities then purchasable upon the exercise of the Conversion or purchase right specified by the provisions of this Agreement into the same or a different number of securities of any class or classes, the provisions of this Agreement shall thereafter evidence the right to purchase such number and type of securities as would have been issuable as the result of such change with respect to the securities which were subject to such Conversion or purchase right immediately prior to such subdivision, combination, reclassification or other change. If shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, the Conversion shall be proportionately decreased in case of subdivision of shares or proportionately increased in the case of combination of shares, in both situations by the ratio which the total number of shares of Common Stock to be outstanding immediately after the occurrence of such event bears to the total number of shares of Common Stock issued and outstanding immediately prior to the occurrence of such event.

6. REPRESENTATIONS AND WARRANTIES

6.1 Borrower’s Representations. The Borrower represents and warrants that:

(a)

The Borrower is a corporation duly organized and existing pursuant to the laws of the Province of British Columbia without limit as to the duration of its existence, the Borrower has corporate powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each jurisdiction in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary, and the Borrower has the corporate power and adequate authority to enter into this Agreement.

(b)

The execution and delivery of this Agreement and the performance of the provisions of this Agreement are not in contravention of or in conflict with any law or regulation or any term or provision of the Borrower’s Memorandum or Articles of Incorporation and are duly authorized and do not require the consent or approval of any governmental agency or other authority, and this Agreement is a valid and legally enforceable obligation of the Borrower.

(c)

The execution, delivery and performance of this Agreement are not in contravention of or conflict with any agreement, indenture or undertaking to which the Borrower is a party or by which the Borrower or any of the Borrower’s property may be bound or affected, and will not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

6.2 Lender’s Representations. The Lender represents and warrants that:

(a)

The Lender is a corporation duly organized and existing pursuant to the laws of Austria without limit as to the duration of its existence and the Lender has the corporate power and adequate authority to enter into this Agreement.

(b)

The execution and delivery of this Agreement and the performance of the provisions of this Agreement are not in contravention of or in conflict with any law or regulation or any term or provision of the Lender’s charter documents, as applicable, and are duly authorized and do not require the consent or approval of any governmental agency or other authority. This Agreement is a valid and legally enforceable obligation of the Lender.

(c)

The execution, delivery and performance of this Agreement are not in contravention of or conflict with any agreement, indenture or undertaking to which the Lender is a party or by which the Lender may be bound or affected.

(d)	The Lender is not a “U.S. Person” as the term is defined in Regulation S under the Securities Act of 1933, and further represents and warrants that:

(i)

the Lender is not acquiring the Credit Facility or the Units, Conversion Shares, Warrants and Warrant Shares (collectively, the “Securities”) for the account or benefit of, directly or indirectly, any U.S. Person;

	(ii)	the Lender is resident in the jurisdiction set out on page 1 of this Agreement;

(iii)

the authorization of the Agreement or the issuance of the Securities to the Lender as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Lender;

(iv)

the Lender is acquiring the Credit Facility and the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(v)

the Lender is outside the United States when receiving and executing this Agreement and is acquiring the Credit Facility and the Securities as principal for the Lender’s own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Credit Facility and the Securities;

(vi)

the Lender is not an underwriter of, or dealer in, the Securities of the Borrower, nor is the Lender participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(vii)

the Lender (A) is able to fend for itself in its financial affairs, (B) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Credit Facility and the Securities, and (C) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(viii)

the Lender acknowledges that the Lender has not acquired the Credit Facility and the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Credit Facility and the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Lender may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(ix)

until such time as the Securities are registered in accordance with Section 7 hereof, the Lender acknowledges and agrees that the Securities will be issued pursuant to an exemption from the prospectus and registration requirements of the Securities Act. The Lender agrees to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation.

The certificate or certificates (as applicable) representing the Securities to be issued upon Conversion or exercise, as applicable, in accordance with the terms of this Agreement will be endorsed with the following legend pursuant to the Securities Act in order to reflect the fact that the Securities will be issued to the Lender pursuant to an exemption from the registration requirements of the Securities Act pursuant to Regulation S under the Securities Act:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

(x)

the Borrower has advised the Lender that the Borrower is relying on an exemption from the prospectus requirements of the Securities Act (British Columbia) (the “British Columbia Act”) to issue the Securities to the Lender and, as a consequence, certain protections, rights and remedies provided by the British Columbia Act, including statutory rights of rescission or damages, will not be available to the Lender;

(xi)	the Lender is not aware of any advertisement of any of the Credit Facility or the Securities; and

(xii)	no person has made to the Lender any written or oral representations:

(A)	that any person will resell or repurchase any of the Securities,

(B)	that any person will refund the purchase price of any of the Credit Facility and the Securities,

(C)	as to the future price or value of any of the Securities, or

(D)

except as permitted in accordance with Section 7 hereof, that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Borrower on any stock exchange or automated dealer quotation system.

7.  REGISTRATION

7.1 Registration Procedures and Expenses. The Borrower shall:

(a)

subject to receipt of necessary information from the Lender, prepare and file with the SEC as soon as practicable and in no event later than thirty (30) days following the Closing Date, a registration statement on Form SB-2 (the “Registration Statement”), to enable the resale of 100% of the Conversion Shares and 100% of the Warrant Shares, assuming that all of the Credit Facility is advanced and converted by the Lender, (collectively, the “Registrable Shares”) by the Lender from time to time on the OTCBB and use all reasonable best efforts to cause the Registration Statement to be declared effective as promptly as possible after filing and, subject to Section 7.2(b) below, to remain continuously effective until the earlier of (i) the second (2nd) anniversary of the Closing Date, or (ii) such time as all Registrable Shares converted or exercised, as applicable, by the Lender pursuant to this Agreement have been sold thereunder or pursuant to Rule 144 under the Securities Act (the “Registration Period”). In the event that Form SB-2 is unavailable for such registration, the Borrower shall use such other form as is available for such a registration; provided, however, that the Borrower will promptly file a new Registration Statement on Form S- 3 covering the resale of the Registrable Shares in the event that such Form becomes available at any time while Registrable Shares are outstanding and have not yet been sold to the public;

(b)	prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective at all times until the end of the Registration Period, subject to Section 7.2(b) below;

(c)

furnish to the Lender with respect to the Registrable Shares registered under the Registration Statement such reasonable number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Lender may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Lender;

(d)

file documents required of the Borrower for normal blue sky clearance in states specified in writing by the Lender; provided, however, the Borrower shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(e)

use its reasonable best efforts to cause the Registration Statement to be filed no later than sixty (60) days following the Closing Date (the “Filing Deadline”) and declared effective on or prior to one hundred and twenty (120) days following the Closing Date (unless such Registration Statement is fully reviewed by the staff of the SEC in which case such one hundred and twenty (120) day period shall be extended to one hundred and fifty (150) days);

(f)

within five (5) Business Days after a Registration Statement covering the Registrable Shares is ordered effective by the SEC, the Borrower shall deliver, or shall cause its legal counsel to deliver, to the transfer agent for such Registrable Shares (with copies to the Lender) confirmation that such Registration Statement has been declared effective by the SEC;

(g)

bear all expenses in connection with the procedures in paragraph (a) through (f) of this Section 7.1 and the registration of the Registrable Shares pursuant to the Registration Statement except for the fees and expenses, if any, of legal counsel or advisers to the Lender or underwriting discounts, brokerage fees and commissions incurred by the Lender, if any; and

(h)

not, for a period of thirty (30) days after the effectiveness of the Registration Statement, authorize or issue any shares of its capital stock to any person or entity except as may be required by this Agreement, the Exchange Agreement or any securities that are issued pursuant to a safe harbour from the registration and prospectus requirements of the Securities Act or to a non-U.S. person pursuant to Regulation S under the Securities Act.

          It shall be a condition precedent to the obligations of the Borrower to take any action pursuant to this Section 7.1 that the Lender shall furnish to the Borrower such information regarding itself, the Registrable Shares to be sold by the Lender, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Shares.

7.2 Transfer of Registrable Shares After Registration.

(a)	The Lender agrees that it will not offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Registrable Shares that would constitute a sale within the meaning of the Securities Act except pursuant to the Registration Statement referred to in Section 7.1 or pursuant to an exemption from the registration requirements under the Securities Act, and that it will promptly notify the Borrower of any changes in the information set forth in the Registration Statement after it is prepared regarding the Lender or its plan of distribution to the extent required by applicable law.

(b)

In the event of: (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information, (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) the receipt by the Borrower of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (iv) any event or circumstance which in the reasonable good faith judgment of the Borrower’s board of directors necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Borrower shall deliver a certificate in writing to the Lender (the “Suspension Notice”) to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended suspension, if known), and, upon receipt of such Suspension Notice, the Lender will refrain from selling any Registrable Shares pursuant to the Registration Statement (a “Suspension”) until the Lender’s receipt of copies of a supplemented or amended prospectus prepared and filed by the Borrower, or until it is advised in writing by the Borrower that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Borrower will use its reasonable best efforts to cause the use of the prospectus so suspended to be resumed as soon as possible after delivery of a Suspension Notice to the Lender. The Lender agrees that the Suspension and Suspension Notice described in this Section 7.2(b) shall be held by them in strictest confidence and not be disclosed by the Lender unless authorized by the Borrower in writing, except to the extent publicly known or as required by applicable law.

In addition to any suspension rights under paragraph (b) above, and subject to paragraph (d) below, the Borrower may, upon the happening of any event, that, in the reasonable good faith judgment of Borrower’s Chief Executive Officer and board of directors, renders it advisable to suspend use of the prospectus for no more than sixty (60) days in the aggregate in any twelve (12) month period of time due to pending corporate developments, public filings with the SEC or similar events, and upon delivery of a Suspension Notice, effect a Suspension until copies of a supplemented or amended prospectus are distributed to the Lender or until the Lender is advised in writing by the Borrower that the use of the applicable prospectus may be resumed.

(c)

Provided that a Suspension is not then in effect, the Lender may sell Registrable Shares under the Registration Statement, provided that the Lender complies with the prospectus delivery requirements of the Securities Act.

(d)

In the event of a sale of Registrable Shares by the Lender, the Lender must also deliver a notice with applicable information to the Company’s transfer agent, with a copy to the Company, so that ownership of the Registrable Shares may be properly transferred and any restrictive legend properly removed.

(e)

For so long as the Borrower will have a class of securities registered under Section 12(b) or Section 12(g) of the Exchange Act, the Borrower covenants that it will file, on a timely basis, any reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder and keep all such reports and public information current to the extent required by Rule 144 under the Securities Act for a period of two (2) years after the Closing Date. The Company covenants that it will use its reasonable best efforts to maintain the quotation of its Common Stock on the OTCBB or such other securities trading system or exchange reasonably acceptable to the Lender at all times relevant to this Agreement.

7.3 Indemnification. For the purpose of this Section 5.3(c), the term “Registration Statement” shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.3(a) and anything incorporated by reference therein.

(a)

The Borrower agrees to indemnify and hold harmless the Lender and each person, if any, who controls the Lender within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Lender or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Borrower, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the rules and regulations promulgated under the Securities Act (the “Regulations”), or the Prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or any failure by the Borrower to fulfill any undertaking included in the

Registration Statement, and will reimburse the Lender for any legal and other expenses as such expenses are reasonably incurred by the Lender in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Borrower will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Borrower by or on behalf of the Lender expressly for use in the Registration Statement or the Prospectus, or (ii) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Lender before the pertinent sale or sales by the Lender.

(b)

The Lender will indemnify and hold harmless the Borrower, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Borrower within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Borrower, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Borrower, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Borrower by or on behalf of such Lender expressly for use therein; provided, however, that the Lender shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Lender has delivered to the Borrower in writing a correction before the occurrence of the transaction from which such loss was incurred, and the Lender will reimburse the Borrower, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Borrower, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

(c)	The indemnification procedure is as follows:

	(i)	Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 or otherwise, to the extent it is not materially prejudiced as a result of such failure.

(ii)

Notwithstanding the provisions of this Section 7.3, the Lender shall not be liable for any indemnification obligation under this Agreement in excess of the aggregate amount of net proceeds received by the Lender from the sale of the Convertible Shares and the Warrant Shares pursuant to the Registration Statement.

7.4 Information Available. So long as the Registration Statement is effective covering the resale of  the Conversion Shares and Warrant Shares owned by the Lender, the Company will furnish or otherwise make available to the Lender:

(a)	as soon as practicable after available (but in the case of the Company’s Annual Report to Stockholders, within 90 days after the end of each fiscal year of the Company), one copy of

(i)

its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States, consistently applied, by a firm of certified public accountants),

	(ii)	if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K or Form 10-KSB, as applicable,

	(iii)	its quarterly reports on Form 10-Q or Form 10-QSB, as applicable, and

	(iv)	a full copy of the particular Registration Statement covering the Conversion Shares and Warrant Shares (the foregoing, in each case, excluding exhibits); and

(b)	upon the request of the Lender, a reasonable number of copies of the Prospectus to supply to any other party requiring the Prospectus.

7.5 No Additional Registration Statements or Sale of Securities. Except in connection with any acquisition transaction or existing registration rights, the Borrower covenants that it will not (a) file, or publicly announce, any other registration statements with respect to the sale of any securities of the Borrower or (ii) offer or sell any other securities of the Borrower in financing transactions, until such time as the Registration Statement has become effective with respect to the Registrable Shares.

8. EVENTS OF DEFAULT

8.1 The occurrence of any of the following events of default shall, at the option of the Lender, make the Outstanding Amount and any accrued Royalty immediately due and payable, on demand:

(a)	Failure to pay any Royalty when due and the continued failure to pay for a period of fifteen (15) days after receipt of written notice of such failure to the Borrower from the Lender;

(b)	Failure to pay the Outstanding Amount on the Maturity Date;

(c)

Borrower shall become insolvent or admit in writing its inability to pay its debts as they come due, or make any assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee otherwise shall be appointed;

(d)

Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief pursuant to any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower;

(e)	Sale of all or substantially all of the assets of the Borrower; and

(f)	Any breach of the Borrower’s covenants in this Agreement or in the General Security Agreement.

9. CLOSING

9.1 Closing. The closing shall take place on or before the Closing Date at the offices of the lawyers for the Borrower or at such other location or time as agreed to by the parties.

10. ARBITRATION

10.1 Should there be a disagreement or a dispute between the parties hereto with respect to this Agreement or the interpretation thereof, the same will be referred to a single arbitrator pursuant to the Commercial Arbitration Act (British Columbia), and the determination of such arbitrator will be final and binding upon the parties hereto. This Clause will be deemed to be a submission to arbitration in accordance with the Commercial Arbitration Act (British Columbia).

11. MISCELLANEOUS

11.1 Survival. Each party is entitled to rely on the representations, warranties and agreements of the other party and all such representation, warranties and agreements will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representations, warranties and agreements will survive the Closing Date and continue in full force and effect until six (6) months after the Closing Date.

11.2 Further Assurances and Provision of Information. Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

11.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

11.4 Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

11.5 Entire Agreement. This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

11.6 Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to the Lender:

Androgas Property S.A.
Castellezgasse 17, A-1020 Wien
Vienna, Austria

Attention: Philippe Mast
Telephone: (011) 423-235-0140

If to the Borrower:

Tryx Ventures Corp.
Suite 314 - 837 West Hastings Street
Vancouver, British Columbia
Canada

Attention: Alessandra Bordon, President
Telephone: (604) 899-9380
Fax: (604) 899-1450

With a copy (which will not constitute notice) to:

Clark Wilson LLP
Barristers & Solicitors
Suite 800 – 885 W. Georgia Street
Vancouver, B.C. V6C 3H1

Attention: Bernard Pinsky
Telephone: (604) 687-5700
Fax: (604) 687-6314

All such notices and other communications will be deemed to have been received:

(a)	in the case of personal delivery, on the date of such delivery;

(b)	in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

(c)	in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

(d)	in the case of mailing, on the fifth business day following mailing.

11.7 Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

11.8 Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

11.9 Assignment. This Agreement may not be assigned (except by operation of law) by any party without the written consent of the other party.

11.10 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada applicable to contracts made and to be performed therein.

11.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

11.12 Gender. All references to any party will be read with such changes in number and gender as the context or reference requires.

11.13 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

11.14 Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

11.15 Independent Legal Advice. The Lender confirms that it has sought and obtained independent legal advice prior to execution of this Agreement and cannot and does not rely on the representations of the Borrower or its advisors respecting the legal effects of this Agreement.

11.16 Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

11.17 Currency. All funds and monetary amounts included in this Agreement are stated in United States dollars.

IN WITNESS WHEREOF the parties have executed this Agreement on the date set forth above.

ANDROGAS PROPERTY S.A.

Per:	/s/ P. Mast
Authorized Signatory

TRYX VENTURES CORP.

Per:	/s/ Alessandra Bordon
Authorized Signatory

SCHEDULE A
ADVANCE NOTICE

(To be executed by the Borrower in order to request an Advance)

To: Androgas Property S.A. (the “Lender”)

          The undersigned, Tryx Ventures Corp. (the “Borrower”) hereby requests an advance of $________________of the principal amount of the Credit Facility, in accordance with the terms and conditions set forth in the Credit Facility Agreement dated October _____, 2005 (the “Agreement”), between the Lender and the Borrower and as of the Date of Advance Notice written below. All undefined capitalized terms used herein shall have the meanings set out in the Agreement.

Date of Advance Notice:
Outstanding Amount as of Date of Advance Notice:
Remaining Amount to be advanced under
Credit Facility:

TRYX VENTURES CORP.

Per:
Authorized Signatory

The Lender hereby acknowledges receipt of the Advance Notice and agrees with the amounts set out above as of the Date of Advance Notice.

ANDROGAS PROPERTY S.A.

Per:
Authorized Signatory

SCHEDULE B
CONVERSION NOTICE

(To be executed by the Lender in order to convert any Outstanding Amount)

TO: Tryx Ventures Corp. (the “Borrower”)

           The undersigned hereby irrevocably elects to convert $____________________of the Outstanding Amount of the Credit Facility into Units of the Borrower, in accordance with the terms and conditions set forth in the Credit Facility Agreement dated October ____, 2005 (the “Agreement”), between the Lender and the Borrower and as of the Conversion Date written below. All undefined capitalized terms used herein shall have the meanings set out in the Agreement.

Conversion Date:
Amount of Outstanding Amount to be converted:
Amount of Outstanding Amount unconverted:
Number of Units to be issued:
Number of Conversion Shares to be issued:
Number of Warrants to be issued:

ANDROGAS PROPERTY S.A.

Per:
Authorized Signatory

The Borrower hereby acknowledges receipt of the Conversion Notice and agrees with the amounts as set out above as of the Conversion Date.

TRYX VENTURES CORP.

Per:
Authorized Signatory

SCHEDULE C
FORM OF WARRANT

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
AT ____________P.M. (VANCOUVER TIME) ON____________________.

SHARE PURCHASE WARRANTS
TO PURCHASE COMMON SHARES OF

No. ____

TRYX VENTURES CORP.
(Incorporated in the Province of British Columbia)

THIS IS TO CERTIFY THAT ANDROGAS PROPERTY S.A. (the “Holder”), of Castellezgasse 17, A-1020 Wien, Vienna, Austria, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to _____________fully paid and non-assessable common shares (the “Shares”) in the capital of Tryx Ventures Corp. (the “Company”), on or before ____________________ (the “Expiry Date”) at a price of US $1.00 per Share.

1.	ONE WARRANT AND US$1.00 ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS ___________ WARRANTS. THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY BE EXERCISED IN WHOLE OR IN PART.

2.

These Warrants are issued subject to the Terms and Conditions attached hereto as Appendix “A” (the “Terms and Conditions”) and dated _________________, and the Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has caused this Warrant to be signed by the undersigned, this _________day of ______________, ___________.

TRYX VENTURES CORP.

Per:
Authorized Signatory

PLEASE NOTE THAT ALL SHARE CERTIFICATES MUST BE LEGENDED AS FOLLOWS DURING THE CURRENCY OF APPLICABLE HOLD PERIODS:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

APPENDIX “A”

TERMS AND CONDITIONS dated __________________, attached to the Warrants issued by Tryx Ventures Corp.

1. INTERPRETATION

1.1 Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)

“Company” means Tryx Ventures Corp. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(b)	“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(c)

“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(d)

“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(e)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(f)	“shares” means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(g)	“Warrant Holders” or “Holders” means the holders of the Warrants; and

(h)	“Warrants” means the warrants of the Company issued and presently authorized and for the time being outstanding.

1.2 Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3 Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4 Applicable Law

The Warrants will be construed in accordance with the laws of the Province of British Columbia.

2. ISSUE OF WARRANTS

2.1 Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

2.2 Warrant to Rank Pari-Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari-passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3 Issue in Substitution for Mutilated Lost, Destroyed or Stolen Warrant Certificates

(a)

In case a Warrant Certificate becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant Certificate and the substituted Warrant Certificate will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4 Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3. NOTICE

3.1 Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2 Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the

Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Tryx Ventures Corp.
314 – 837 West Hastings Street
Vancouver, British Columbia V6C 3N6

Attention: The President and Chief Executive Officer

Fax No.: 604.642.6411

4. EXERCISE OF WARRANTS

4.1 Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to or to the order of the Company, at par, for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3.2.

4.2 Effect of Exercise of Warrants

(a)

Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b)

Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3 Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of common shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.4 Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a common share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such common shares.

4.5 Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6 Time of Essence Time will be of the essence hereof. 4.7 Subscription Price

One (1) Warrant and US$1.00 are required to subscribe for each Share during the term of the Warrants.

4.8 Adjustment of Exercise Price

(a)	The exercise price and the number of common shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(i)

If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the exercise price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

(ii)

In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4.8(a)(ii).

(b)

The adjustments provided for in this Section 4.8 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9 Determination of Adjustments

If any questions will at any time arise with respect to the exercise price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of chartered accountants that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5. COVENANTS BY THE COMPANY

5.1 Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

6. WAIVER OF CERTAIN RIGHTS

6.1 Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

7. MODIFICATION OF TERMS, MERGER, SUCCESSORS

7.1 Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

7.2 Warrants Transferable

The Warrants and all rights attached to them are transferable or assignable at the sole discretion of the Warrant Holder, subject to applicable securities laws and regulatory requirements. The Company will refuse to register and will not otherwise recognize any transfer of the Warrants not made in accordance with: (i) the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act; and (ii) the provisions of National Instrument 45-106 (“NI 45-106”) adopted by the British Columbia Securities Commission (the “BCSC”) pursuant to an exemption from applicable securities legislation.

DATED as of the date first above written in these Terms and Conditions.

TRYX VENTURES CORP.

By:
Authorized Signatory

FORM OF SUBSCRIPTION

TO:	Tryx Ventures Corp.
314 – 837 West Hastings Street
Vancouver, British Columbia V6C 3N6

The undersigned Holder of the within Warrants hereby subscribes for ______________ common shares (the “Shares”) of Tryx Ventures Corp. (the “Company”) pursuant to the within Warrants at US$1.00 per Share on the terms specified in the said Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this day of ____________________ , 200___. In the presence of:

Signature of Witness	Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)
Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

AGREEMENTS OF THE WARRANT HOLDER

ARTICLE 1
REPRESENTATIONS, WARRANTIES AND COVENANTS

1.1 By executing this Subscription, the Warrant Holder hereby covenants, represents and warrants to and with the Company that:

(a)

the Warrant Holder, is legally competent to execute this Subscription, to take all actions required pursuant hereto, and the execution and delivery of this Subscription by the Warrant Holder has been duly and validly authorized;

(b)

the Warrant Holder is purchasing the Shares as a principal (and not as an agent) for investment purposes only with no intention or view to reselling or distributing any portion or beneficial interest in the Shares; provided, however, that the Warrant Holder may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the United States Securities Act of 1933 (the “1933 Act”) and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(c)

the Warrant Holder is not an underwriter of, or dealer in, the common shares of the Company, nor is the Warrant Holder participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(d)	the Warrant Holder is familiar with the aims and objectives of the Company and is aware of the risk and other characteristics of its investment in the Shares;

(e)	the Warrant Holder is not a U.S. person (as defined in Rule 902 of Regulation S) and is not exercising the Warrant on behalf of a U.S. person;

(f)

the Warrant Holder is an “Accredited Investor”, as that term is defined in NI 45-106 adopted by the BCSC, and that the Warrant Holder has net assets of at least $5,000,000 as shown on its most recently prepared financial statements; and

(g)

the Company is not a reporting issuer in any of the Provinces in Canada and therefore the resale of any of the Shares in Canada is restricted except pursuant to or exemption from applicable securities legislation.

ARTICLE 2
ACKNOWLEDGEMENTS OF THE WARRANT HOLDER

2.1 The Warrant Holder acknowledges and agrees that:

(a)

none of the Shares have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b)

the Warrant Holder is an “Accredited Investor”, as that term is defined in NI 45-106 adopted by the BCSC, and that the Warrant Holder has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

(c)	none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Warrant Holder that any of the Shares will become listed on any stock exchange or automated dealer quotation system, except that currently the common shares of the Company are quoted for trading on the NASD Over-the-Counter Bulletin Board;

(d)

the decision to execute this Subscription and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the United States Securities and Exchange Commission (the “SEC”) and in compliance, or intended compliance, with applicable securities legislation. If the Company has presented a business plan to the Warrant Holder, the Warrant Holder acknowledges that the business plan may not be achieved or be achievable;

(e)

the Warrant Holder has been advised by the Company that the Warrant Holder should consult its own legal adviser before disposing of all or any part of any Shares that may be issued to the Warrant Holder pursuant to this Subscription to avoid breach of applicable Legislation;

(f)	no person has made to the Warrant Holder any written or oral representations:

	(i)	that any person will resell or repurchase the Shares;

	(ii)	that any person will refund the exercise price for the Shares; or

	(iii)	as to the future price or value of the Shares;

(g)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(h)

the Warrant Holder understands and agrees that offers and sales of any of the Shares prior to the expiration of the applicable hold period (the “Restricted Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

(i)	the Warrant Holder understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act; and

(j)

the Warrant Holder acknowledges that it will not be acquiring the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Warrant Holder may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements; and

(k)

the Warrant Holder is acquiring the Shares pursuant to an exemption from the registration and prospectus requirements of the securities legislation (the “Legislation”) in all jurisdictions relevant to this Subscription. As a consequence, the Warrant Holder acknowledges and agrees that:

	(i)	the Warrant Holder will not be entitled to use most of the civil remedies available under the Legislation;

	(ii)	the Warrant Holder will not receive information that would otherwise be required to be provided to him or her pursuant to the Legislation;

(iii)

prior to issuing any Shares to the Warrant Holder, the Company may require the Warrant Holder to complete, sign and return to the Company as soon as possible, on request by the Company, any such documents, questionnaires, notices and undertakings as the Company may in its sole discretion deem appropriate to ensure compliance with applicable law, and with the rules and policies of the relevant regulatory authorities and stock exchanges; and

(iv)	the issuance and sale of the Shares to the Warrant Holder will not be completed if it would be unlawful.

ARTICLE 3
LEGENDING OF SUBJECT SECURITIES

3.1 The Warrant Holder hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required, the certificates representing any of the Shares will bear such legend(s) as shall be required under applicable securities laws and regulations.